UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2006
THE BON-TON STORES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-19517 (Commission File Number)	23-2835229 (IRS Employer Identification No.)
2801 E. Market Street, York, Pennsylvania 17402
(Address of Principal Executive Offices)
717-757-7660
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Consent of PricewaterhouseCoopers LLP
Northern Department Store Group Audited Financial Statements
Northern Department Store Group Unaudited Interim Financial Statements
Pro Forma Financial Information

Explanatory Note
     This Report on Form 8-K/A amends and supplements the report on Form 8-K filed by The Bon-Ton Stores, Inc. on March 10, 2006 (the “Report on Form 8-K”) in connection with the acquisition of the Northern Department Store Group (“NDSG”) of Saks Incorporated. The Report on Form 8-K is being amended and supplemented solely to include the historical financial statements of NDSG and the pro forma financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits
Item 9.01 is hereby amended and supplemented as follows:
(a) Financial statements of business acquired.
          The information required to be filed by this item, including (i) NDSG’s consolidated balance sheets as of January 29, 2005 and January 31, 2004 and the consolidated statements of income, cash flows and changes in intercompany investments for the three fiscal years ended January 29, 2005, January 31, 2004 and February 1, 2003 and (ii) NDSG’s unaudited consolidated balance sheet as of October 29, 2005, the unaudited consolidated statements of income for the 13-week periods ended October 29, 2005 and October 30, 2004 and the unaudited statements of income and cash flows for the 39-week periods ended October 29, 2005 and October 30, 2004, is attached to this Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and is incorporated herein by reference.
(b) Pro forma financial information.
          The information required to be filed by this item, including the unaudited pro forma consolidated balance sheet as of October 29, 2005 and the consolidated statements of operations for the 39 weeks ended October 29, 2005 and the year ended January 29, 2005, is attached to this Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.
(d) Exhibits

Exhibit Number	Description of Exhibit

4.1	Indenture with The Bank of New York, dated March 6, 2006*

10.1	Registration Rights Agreement, dated March 6, 2006*

10.2	Loan and Security Agreement, dated March 6, 2006*

10.3	Loan Agreement, dated March 6, 2006*

10.4	Loan Agreement, dated March 6, 2006*

10.5	First Amendment to the Credit Card Program Agreement, dated March 6, 2006*

10.6	Private Brands Agreement, dated March 6, 2006*

Exhibit Number	Description of Exhibit
10.7	Amended and Restated Transition Services Agreement, dated March 10, 2006*

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Northern Department Store Group Audited Financial Statements

99.2	Northern Department Store Group Unaudited Interim Financial Statements

99.3	Pro Forma Financial Information

* Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.
By:	/s/ Keith E. Plowman
Keith E. Plowman
Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Dated: April 11, 2006